MML SERIES INVESTMENT FUND II

Supplement dated February 29, 2008 to the

Prospectus dated May 1, 2007

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements to the Prospectus. It should be retained and read in conjunction with the Prospectus and any previous supplements.

Important Notice Regarding Change in Investment Policy

The 80% test relating the name of the MML Inflation-Protected Bond Fund to its principal investments, as required by Rule 35d-1 under the Investment Company Act, has been changed below to correspond to the Fund’s new name, the MML Inflation-Protected and Income Fund. These changes will take effect on May 1, 2008.

The following information replaces similar information found on page 6:

MML Inflation-Protected and Income Fund

Investment Objective:

This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks:

The Fund invests in a portfolio of securities expected to provide an attractive rate of real return. “Real return” is the portfolio’s total return (before expenses) less the estimated rate of inflation, measured using the Consumer Price Index for Urban Consumers (the “CPI-U”).

The Fund will normally invest at least 80% of its net assets in inflation-indexed bonds and other income-producing securities. The Fund’s Sub-Adviser, Babson Capital Management LLC (“Babson Capital”) will construct a portfolio of inflation-indexed and other income-producing securities, and other financial instruments, including derivatives, designed by Babson Capital to meet the real return objective of the Fund. The Fund may hold a portion of its assets in cash.

The Fund will invest in inflation-indexed bonds of various maturities issued by the U.S. and non-U.S. governments or their agencies or instrumentalities, or by government-sponsored enterprises, or by corporations. Inflation-indexed bonds are structured to provide protection against inflation: the bond’s principal is typically adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by the U.S. Treasury are typically indexed to the CPI-U; inflation-indexed bonds issued by other governmental entities or by private issuers may be tied to other indices. The Fund may also invest in other income-producing securities of any kind, issued by governmental or private issuers.

The Fund expects to enter into reverse repurchase agreements or may use other investment techniques such as dollar rolls or forward commitments, in an aggregate amount up to the value of the Fund’s total net assets. The Fund may invest the proceeds from such transactions in additional inflation-indexed securities or other income-producing securities, such as, but not limited to, corporate bonds and notes, U.S. and non-U.S. government and agency or instrumentality bonds, money market instruments, and mortgage-related and asset-backed securities. The Fund may, alternatively or in addition, engage in derivative transactions that may have a similar effect. Derivative transactions may include, but are not limited to, total return swaps, credit default swaps, interest rate swaps, options, futures contracts and other derivative instruments. The Fund would engage in the investment techniques described in this paragraph in order to reduce tracking error of the portfolio against the Fund’s benchmark index, the Lehman U.S. Treasury Inflation Protected Securities Index, and potentially to earn additional income.

The Fund’s use of the investment techniques described in the preceding paragraph will have the effect of creating investment leverage in the Fund. Babson Capital will invest any cash proceeds of leverage-creating transactions in securities that it believes have the potential to provide current income with limited risk of loss of principal. There can, of course, be no assurance that the Fund’s use of leverage will have the effect of enhancing the Fund’s total rate of real return and it may result in losses.

The Fund will maintain an average credit quality of A or better (determined on the basis of the credit ratings of the Fund’s investments at the time of their purchase).

The Fund may invest up to 20% of its assets in non-U.S. holdings, but will normally (though it will not necessarily) hedge foreign-currency risk back to the U.S. dollar.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 20.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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